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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

                                APRIL 30, 1998
               Date of report (Date of earliest event reported)

                           ------------------------

                        Commission File Number: 0-18108

                           ------------------------

                          FINET HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                         3021 CITRUS CIRCLE, SUITE 150
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (510) 988-6550
             (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As previously reported, on January 10, 1998, the Registrant entered into a Letter of Intent with Coastal Federal Mortgage Company ("Coastal"), a New Jersey corporation, for the purpose of the Registrant acquiring the issued and outstanding stock of Coastal, a mortgage banking firm operating in 16 eastern states and specializing in subprime lending. Three individuals, Stephen R. Cohen, Gerald M. Cohen and Howard A. Rice, were the shareholders of Coastal.

On April 30, 1998, the Registrant acquired 100% of the issued and outstanding stock of Coastal from its shareholders for a consideration of 1,250,000 shares of the Registrant's common stock valued at $4.00 per share, of which 125,000 shares are reserved for potential adjustment for certain currently undeterminable contingencies.

The purchase price and terms of this acquisition were arrived at only after arms-length negotiations between the principals of the Registrant and Coastal. The underlying principles used in determining the consideration for the acquisition involved and unscientific analysis of past performance, the existing value of Coastal and the future potential of the combined entity. The Registrant also entered into employment agreements with each of the shareholders of Coastal.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements: Coastal is currently completing an audit of its operations for the fiscal year ended December 31, 1997 and it is therefore impractical at this time to provide the required financial statements for the business acquired. None of the required financial statements are available at this time, and none are submitted with this filing. The Registrant intends to file the required financial statements under cover of Form 8 when available, but not later than June 30, 1998.

Pro Forma Financial Information: It is likewise impractical at this time to submit the required pro forma financial information and none is submitted herewith. The Registrant intends to file the required pro forma financial information under cover of Form 8 on or before June 30, 1998.


                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

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
Date: May 15, 1998             /s/       L. DANIEL RAWITCH
                               ------------------------------------
                               L. DANIEL RAWITCH
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: May 15, 1998             /s/       GEORGE P. WINKEL
                               ------------------------------------
                               GEORGE P. WINKEL
                               (PRINCIPAL FINANCIAL OFFICER)
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